                                                                                   EXHIBIT 11.1

                                                       HILLS STORES COMPANY AND SUBSIDIARIES
                                               STATEMENT RE COMPUTATION OF PER SHARE EARNINGS

                                                                       Successor Company
                                      ------------------------------------------------------------

                                          Fourteen       Fiscal Year      Thirteen     Fiscal Year
                                        Weeks Ended        Ended        Weeks Ended      Ended
                                        February 3,      February 3,    January 28,    January 28,
                                           1996             1996           1995           1995
- --------------------------------------------------------------------------------------------------
PRIMARY

Weighted average number of
  common shares assumed to be
  outstanding during the period          9,962,450        9,809,675     10,797,637     10,794,013

Assumed conversion of preferred
  stock                                  1,252,389                -      3,207,195      3,207,195

Assumed exercise of stock options                -                -        105,733        104,290

Assumed exercise of stock rights             6,514                -              -              -

Assumed exercise of stock warrants               -                -              -              -

                                        ----------        ---------     ----------     ----------
                                        11,221,353        9,809,675     14,110,565     14,105,498
                                        ==========        =========     ==========     ==========

                                                                             Predecessor
                                                  Sucessor Company             Company
                                         -------------------------------    -------------
                                          Thirteen           Seventeen       Thirty-Five
                                         Weeks Ended        Weeks Ended      Weeks Ended
                                         January 29,        January 29,       October 2,
                                            1994               1994              1993
                                         ------------------------------------------------
                                                                         ||
PRIMARY                                                                  ||
                                                                         ||
Weighted average number of                                               ||
  common shares assumed to be                                            ||
  outstanding during the period          9,000,000         9,000,000     ||   19,757,390
                                                                         ||
Assumed conversion of preferred                                          ||
  stock                                  5,000,000         5,000,000     ||          N/A
                                                                         ||
Assumed exercise of stock options           73,845            56,470     ||            -
                                                                         ||
Assumed exercise of stock rights                 -                 -     ||          N/A
                                                                         ||
Assumed exercise of stock warrants               -                 -     ||          N/A
                                                                         ||
                                        ----------        ----------     ||   ----------
                                        14,073,845        14,056,470     ||   19,757,390
                                        ==========        ==========     ||   ==========

                                                       1
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

                                                                                          EXHIBIT 11.1

                                                       HILLS STORES COMPANY AND SUBSIDIARIES
                                               STATEMENT RE COMPUTATION OF PER SHARE EARNINGS

                                                                       Successor Company
                                      ------------------------------------------------------------

                                          Fourteen       Fiscal Year      Thirteen     Fiscal Year
                                        Weeks Ended        Ended        Weeks Ended      Ended
                                        February 3,      February 3,    January 28,    January 28,
                                           1996             1996           1995           1995
- --------------------------------------------------------------------------------------------------
FULLY-DILUTED

Weighted average number of
  common shares assumed to be
  outstanding during the period          9,983,044       10,029,442     10,797,637     10,794,013

Assumed conversion of preferred
  stock                                  1,231,795                -      3,207,195      3,207,195

Assumed exercise of stock options                -                -        132,446        130,360

Assumed exercise of stock rights             6,514                -        700,000        700,000

Assumed exercise of stock warrants               -                -              -              -

Assumed conversion of Convertible
  Junior Subordinated Debentures                 -                -            N/A            N/A

                                        ----------       ----------     ----------     ----------
                                        11,221,353       10,029,442     14,837,278     14,831,568
                                        ==========       ==========     ==========     ==========
                                                                                     Predecessor
                                                  Successor Company                    Company
                                        -----------------------------------         ------------
                                           Thirteen            Seventeen             Thirty-Five
                                          Weeks Ended         Weeks Ended            Weeks Ended
                                          January 29,         January 29,              October 2,
                                             1994                1995                    1993
                                        --------------------------------------------------------

FULLY-DILUTED                                                                  ||
                                                                               ||
Weighted average number of                                                     ||
  common shares assumed to be                                                  ||
  outstanding during the period            9,000,000            9,000,000      ||     19,757,390
                                                                               ||
Assumed conversion of preferred                                                ||
  stock                                    5,000,000            5,000,000      ||            N/A
                                                                               ||
Assumed exercise of stock options            123,566               94,492      ||              -
                                                                               ||
Assumed exercise of stock rights             700,000              700,000      ||            N/A
                                                                               ||
Assumed exercise of stock warrants                 -                    -      ||            N/A
                                                                               |
Assumed conversion of Convertible                                              ||
  Junior Subordinated Debentures                  N/A                 N/A      ||      2,224,293
                                           ----------          ----------      ||     ----------
                                           14,823,566          14,794,492      ||     21,981,683
                                           ==========          ==========      ||     ==========


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